Investor Presentation Unlocking America’s Petroleum OTCQB:PROP March 2014

Some statements contained in this presentation are “ forward looking statements ” . All statements other than statements of historical facts included in this report, including without limitation, statements regarding planned capital expenditures, the availability of capital resources to fund capital expenditures, estimates of proved reserves, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements . You can identify the use of forward looking statements by the use of forward looking terminology like “ may, ” “ will, ” “ expect, ” “ intend, ” “ forecast, ” “ anticipate, ” “ estimate, ” “ continue, ” “ present value, ” “ future, ” or “ reserves, ” or other variations of comparable terminology . We believe the assumptions and expectations reflected in these forward looking statements are reasonable . However, we can ’ t give any assurance that our expectations will prove to be correct or that we will be able to take any actions that are presently planned . All of these statements involve assumptions of future events and risks and uncertainties . Risks and uncertainties associated with forward looking statements include, but are not limited to : fluctuations in prices of oil and gas ; future capital requirements and availability of financing ; risks associated with the drilling or treating of wells ; competition ; general economic conditions ; governmental regulation ; potential defaults in the payment of amounts owed to us by purchasers of our treatment and initial treatment results may not be indicative of future results and other factors described in our Annual Report on Form 10 - K for year ended December 31 , 2012 and any other filings we make with the SEC . For these and other reasons, actual results may differ materially form those projected or implied . We caution you against undue reliance on forward looking statements or projecting any future results based on such statements . Forward Looking Statements 3 Unlocking America’s Petroleum

Executive Summary • Propell Technologies Group, Inc. – OTCQB:PROP – Houston, TX • Exclusive US license Plasma Pulse Technology for enhanced oil recovery (EOR) of oil & gas Ticker symbol PROP Share Price (a/o 3/17/14) $0.44 52 Week Hi/Lo $1.12/$0.14 Common shares outstanding (a/o 3/18/13) 197,242,337 Float (as of 3/18/14 – otcmarkets.com) 31,307,871 Market Cap (as of 3/17/14) $87 million Avg. Daily Volume (3 mo.) 152,513 Fiscal Year December 31 Key Statistics Unlocking America's Petroleum 4

Major 2013 Milestones Innovative technology and services company whose aim is to radically improve oil production by introducing modern and innovative technologies Unlocking America's Petroleum 5 Feb 2013 Share Exchange Agreement with the shareholders of Novas Energy (USA) Jan 2013 Entered into an exclusive, license agreement with Novas Energy Group Limited Feb 2013 Plasma Pulse unveiled at NAPE Feb 2013 Raised $1,231,000 May 2013 Increase of 6 BOPD to 18 BOPD in first Mississippi Lime treatment June 2013 100 - 300% production increase in Red Fork Sandstone treatments July 2013 Over 100% production increase in Kansas Mississippi Lime treatment August 2013 Signed agreement to treat up to 10 wells in Creek County Oklahoma October 2013 400% sustained production increase after 6 months in treated OK wells October 2013 1,900% initial production increase from Kansas Arbuckle well treatment November 2013 Have now t reated 27 wells in 5 states – KS, LA, OK, WY, TX November 2013 Tooling redesign commissioned to improve compatibility with US standards

Intellectual Property • Provisional US Patent Application No. 61/684,988 – Process and Apparatus For The Production Enhancement of Hydrocarbon Deposits Using Metallic Plasma - Generated, Directed, Nonlinear, Wide - Band and Elastic Oscillations at Resonance Frequencies – Filed August 20, 2012 by Novas Energy Group Limited – Originally developed for Russian military • Exclusive license signed January 30, 2013 – United States – Licensed to engage in the commercial application of a proprietary Plasma - Pulse Technology – Exclusive, perpetual royalty bearing license agreement with Novas Energy Group Limited Unlocking America's Petroleum 6

Commercial Success Unlocking America's Petroleum 7 • Russian Results of Plasma Pulse – 150 w ells treated – Initial Results: 87% Success Rate - 100% Increase • US Results – Completed 27 well treatments in Kansas, Louisiana, Oklahoma, Texas & Wyoming – 27 Wells 295% Average Initial Increase – Sustained Results: Increase of 88% BOPD for 60 Days

Technology History • Plasma Pulse Technology owned by Novas Energy Group Ltd – Invented in 2002 – Received $1MM financial grant from the Skolkovo Foundation • A llied with Microsoft, General Electric, Intel, Nokia, & Siemens – 9 Patents issued in Russia – $7 million invested developing technology – Proven in over 150 wells in Russia , China, Eastern Europe • Clients include Conoco Phillips, Lukoil , Rosneft – Developed tool for vertical well down - hole treatment Unlocking America's Petroleum 8

What is Enhanced Oil Recovery? • Enhanced Oil Recovery (EOR ) – Techniques used after the primary phase of oil production - secondary and tertiary – to increasing the amount of oil that can be extracted from a field – W ater flooding, thermal, and CO2 or chemical injections to increase oil flow and the life of an oil field • Winner, Chairman’s Innovation Award Honorable Mention, November 2013 Total Energy USA Conference 9 Unlocking America's Petroleum

- 9 feet - 200 pounds - Connection to wire line Surface Controller Plasma Pulse Streamer discharges plasma at the perforation zone Energy Produced = 1.5 KJ Voltage - 220 V / 50 Hz Input Power = 500 watts Tool is lowered to the well’s perforation zone using a wire - line truck Technology 10

A “Controlled” Plasma Arc creates a tremendous amount of heat for a fraction of a second and the subsequent pressure wave removes any clogged sedimentation from the perforation zone The series of waves or vibrations created penetrate deep into the reservoir causing the resonance frequency it oscillate with greater amplitude The expected end result is an increase in permeability, lowering of viscosity and increased production which can last for as long as a year Plasma Pulse in Action 11

Plasma Pulse vs. Competition • Fast – Treatment usually done in a matter of hours – Well goes back into production immediately • Safe – O ver 200 wells treated with no damage or incidents • Clean – No chemicals – No water • Cost effective – May increase production up to 1 mile away – Can increase recoverable reserves • High cost alternatives – Water & chemicals lead to environmental concerns • Hydraulic Fracturing – High pressure water, sand & chemicals, expensive • Acidizing – Chemicals, very short term effect • Hydro Slotting – High pressure water, expensive • Hydro Pulse – Tool remains in the well • Chemical Strategies – Temperature sensitive • Microbial – Well goes off - line for weeks Plasma Pulse Benefits Competition Unlocking America's Petroleum 12

Environmentally Friendly Plasma - Pulse Treatment Applied to Wells Via Down - hole Equipment Operations Conducted by Digital Controller on Surface Environmentally “Clean Using No Chemicals and No Waste Uses Moderate Power Source Uses Densities and Velocities That Will Not Damage the Well 13 Unlocking America's Petroleum

Acid treatments on horizontal wells is very ineffective Plasma Pulse Treatment uses NO water and NO chemicals Our technology could be the game changer the industry is looking for May eliminate millions of gallons of water needed for horizontal refrack Low cost Vs Re - Fracking Next Generation Horizontal Tooling 14

US Market • Vertical Stripper W ell O pportunity – 394,202 marginal or stripper wells (less than 10 BOPD) • Produced 275MM barrels of oil in 2009 (20% of U.S. production) – Source: Interstate Oil & Gas Compact Commission’s (IOGCC) 2009 production report • I njection W ell O pportunity – Over 144,000 injection wells in the U.S. • Enhanced recovery wells (water floods) account for 80% • Texas – 52,016 Injector Wells • Oklahoma – 10,629 Injector Wells • Kansas – 16,658 Injector Wells » Source: EPA 28.7% Annual EOR Industry Growth* *Source: Infiniti Research Global EOR Market CAGR 2013 - 2018 Unlocking America's Petroleum 15

Revenue Model Unlocking America's Petroleum 16 • Fee Based Model – Treatment Cost of $10 - 50,000 per well • Operated by Propell • High margin - COGS of $2000 (labor and materials) – License tools to service companies • Sell Plasma Pulse equipment to oil servicers and wire - line operators • F ixed fee per use • Joint Venture Model – Partner with well owners & operators – Propell pays for the service • Investment of $10,000 (pulling rig, wire - line truck, etc.) – Receives 49% of the increase in production after royalties and operating expenses • Additional upside capture through asset purchases – De - risk the field by treating wells – Acquire leases and wells with proven turnaround potential – Keep 100% of the increase in production after expenses

Management • John Huemoeller II – Chairman, CEO – 30 years banking and M&A experience; Smith Barney, Prudential, Drexel Burnham, Paine Webber – Founder, Joshua Tree Capital, advisor to independent E&Ps – Former Chairman, CEO, HumWare Media; Co - author U.S. Patent # 5,855,005 • John Zotos - Secretary, Director – 27 years Houston commercial, residential real estate development experience – Field experience as roughneck for C&J Drilling and lab operations in Yates Field with Rotary Lab – Education as Geologist at SMU – Managing Director – Brazen Oil • Trent Hunter – Engineering Consultant – 20+ years of oil field experience – 10 year wire line experience at Schlumberger – Applied Mechanical Engineer – President of Hunter Energy, Director of Canadian Junior Public Company (Pacific Pardym Energy) • Alex Adelman - Consultant – 20 year energy management, new product and business development experience – Former Strategic Business Mgr., Weatherford International, – President, Russlink Energy – Former Exploration Geophysicist, Superior Oil Co. (acquired by Exxon - Mobil) 17 Unlocking America's Petroleum

• Dan Steffens – Independent Director – Founder, Energy Prospectus Group, newsletter tracking 80 public oil and gas companies – Former controller, Hess Oil (NYSE; HES), E & P Division, Houston – Former CFO, Oklahoma Petroleum Management, Tulsa, OK – CPA, Tulsa University degree in Accounting, Masters in Taxation • Jim Fuller – Independent Director – 30 years financial services and regulatory experience – Ronald Reagan appointee to Securities Investor Protection Corporation (SIPC) board; 1981 - 87 – Senior VP, New York Stock Exchange, 1976 - 1981; corporate development, marketing, listing regulation oversight, research and public affairs. • Mark Kalow – Independent Director – Managing Director, Soquel Group, intellectual property and business development consulting – Board member, LSF Network, Reischling Press, Pure Depth and Andalay Solar, inc. – Former Managing Director , Venture Capital Division of Trans Cosmos USA – BS from MIT; MBA from University of Chicago; Directors College, Stanford Law Board Members 18 Unlocking America's Petroleum

Investment Summary x Plasma Pulse Technology is proven to increase oil production – High margin product with rapid implementation x Environmentally friendly vs. competing EOR techniques x Enormous U.S. market opportunity – $2B addressable market – 28.7% annual EOR industry growth x Recurring revenue model – High equipment utilization leads to strong positive cash flow x Market starting to take notice Unlocking America's Petroleum 19 Winner of Technology Innovation Award – For excellence in meeting current and future energy demand

2014 Goals • Technology development – Delivery of reengineered tooling anticipated in Q2 – Develop horizontal tooling • Service revenue growth – Broaden sales and treatment opportunities – Sign major operators – Repeat orders from existing customers – Participation through JV’s are expected to continue to grow – Strategic relationships with mid size services companies • Significant data collection – Each treatment performed gives valuable field data and results • Optimize capital structure – Position for growth, – Reduce convertible debt – Build cash balance – Strategic investment with minimal dilution and maximum efficiency is our objective. • Positioning the Company as a potential future acquisition candidate Unlocking America's Petroleum 20

John W. Huemoeller II Novas Energy USA Inc. 1701 Commerce Street Houston, TX Cell: (720) 933 - 5745 email: jh@novasenergyusa.com www.novasenergyusa.com www.propell.com Contact 21

Appendix Well Results

Average from 27 oil wells shows a 295% increase in initial production after treatment Before After Initial Increase % & Notes Oil Well BOPD BOPD Shreveport, LA - Limestone 1 2 100% - production held for 5 - 6 months Shreveport, LA - Limestone ½ 1 100% - production held for 5 - 6 months Kay, CO OK, Sandstone ¼ ½ 100% - production held for 3 months well problems Kay Co, OK, Limestone 5 - 6 12.75 155% - increased to 18 for few months now 10 - 12 Creek, CO, OK, Sandstone* 1 ½ 5.5 266% - production has held steady for 10 months Creek, CO, OK, Sandstone* 1 ½ 5.5 266% - production has held steady for 10 months Creek, CO, OK, Sandstone* 1 ½ 3.5 133% - held for 3 months – pump problem – well off Haysville, KS, Limestone 2.43 4.8 100% - production held for 6 months Haysville, KS, Limestone ¾ 1.7 107% - production held for 6 months Kay CO, OK, Limestone 19 19 0% - only 1 perforation every 2 feet *In addition to increasing production on treated wells we have increased production on nearby wells as far away as 1 mile US Well Results 23

Before After Initial Increase % & Notes Oil Well BOPD BOPD Creek, CO, OK, Sandstone 0 57 5700% - dropped to 15 in a month - plugged up Kay CO, OK - Sandstone 3/4 1.6 122% - production held for 3 - 4 months Casper, WY, Sandstone 5 22 340% - production fell 2 days later – paraffin clog Casper, WY, Sandstone 1 8 700% - production fell - well problems - on & off – Creek, CO, OK, Sandstone 0 44 4400% - dropped to 10 in a month - plugged up Safford, CO, KS - Limestone 2 40 1900% - dropped to 12 in month – needs bigger pump Kay CO, OK - Sandstone 3/4 3/4 0% - could not finish well full of sand - garbage Haysville, KS, Limestone ¾ 1.7 107% - only treated 1 foot - dropped to .78 next day US Well Results Cont’d 24

Before After Initial Increase % & Notes Oil Well BOPD BOPD Creek, CO, OK, Sandstone 1 20 1900% - production sporadic – took month to put on Shackelford, TX, Sandstone 1.5 1.5 0% - weather problems – looked good initially Shackelford, TX, Sandstone 1.5 1.5 0% - weather problems – looked good initially Scurry, CO, TX, Sandstone 1.5 1.5 0% - no bottom hole pressure Scurry, CO, TX, Sandstone 1 ½ 1.5 0% - no bottom hole pressure Scurry, CO, TX, Sandstone 1 ½ 1.5 0% - no bottom hole pressure Scurry, CO, TX, Sandstone 1 ½ 1.5 0% - no bottom hole pressure Scurry, CO, TX, Sandstone Injector Increased amount of fluid Taylor CO, TX limestone 12 12 New well test with frack, no improvement Kay CO, OK, Limestone 5 5 New well test without frack – no improvement Average from 27 wells shows a 88 % increase in production after 60 days US Well Results cont’d 25

The table below sets forth the ownership of the issued and outstanding Common Stock and Fully Diluted Shares of Propel Technology Group Inc as of February 1 , 2013 . Propel has 250 million Shares of Common Stock authorized, and 50 million Shares of Preferred Stock . Average from 36 injector wells that we have data on shows a 545% increase in the amount of fluid that was injected after treatment Oil Field Bbls/Day Before Bbls/Day After Increase % Increase Lomovoe 119 728 609 511 Poludennoe 314 942 628 200 Sutorminskoe 157 1080 923 588 Sutorminskoe 63 345 282 450 Tajlakovskoe 31 376 345 1100 Arlanskoe 31 138 107 340 Turchaninovskoe 125 546 421 335 Muravlenkovskoe 1727 4396 2669 155 Treatment knocks sedimentation away from wellbore perforation zone, opens reservoir so more fluid can be injected which results in increased oil production Russia Injector Well Results 26